Liberty All-Star Growth & Income Fund    Semiannual Report
--------------------------------------------------------------------------------

JUNE 30, 1999

YOU MAY NOT HAVE THE

FINANCIAL STRENGTH OF BILLION DOLLAR

INSTITUTIONS. BUT THAT DOESN'T MEAN YOU

CAN'T HAVE THEIR INVESTMENT APPROACH.

President's Message

Dear Shareholders:

I am pleased to present the first semiannual report for Liberty All-Star Growth & Income Fund.

The four months since the Fund commenced investment operations on March 1, 1999 were marked by a series of events that created dramatic shifts in investor sentiment. In the early months of 1999, the U.S. economy continued its upward trend, though the market was still led by a few growth leaders. The technology sector, especially Internet stocks, saw spectacular gains. In March and April, oil prices rebounded sharply, improving the outlook for energy companies. An improvement in the performance of value stocks and companies in cyclical sectors followed.

Liberty All-Star Growth & Income Fund's Class A share total return of 11.70% (without sales charge), for the four-month period ended June 30, 1999 outperformed the Standard & Poor's (S&P) 500 Index return of 11.33% during the period.

The following report provides a discussion of your Fund, describes its multi-managed approach and its performance in its first four months of investment operations. Thank you for selecting Liberty All-Star Growth & Income Fund and for giving us the opportunity to serve your investment needs.

Sincerely,



William R. Parmentier, Jr.
President
August 11, 1999



----------------------------  The Standard & Poor's 500 Index is an unmanaged
Not FDIC  May Lose Value      index that tracks the performance of 500 widely
Insured   No Bank Guarantee   held, large-capitalization U.S. stocks. Unlike
----------------------------  mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

                              Past performance cannot predict future investment results. Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

Highlights
--------------------------------------------------------------------------------

--   LARGE-CAP STOCKS LED IN THE FIRST QUARTER OF 1999.
     A narrow group of large-cap growth stocks continued to lead the U.S. stock market as we entered 1999. The market was so narrow that 18 stocks accounted for 100% of the return of the Standard & Poor's 500 Index in the first quarter of 1999.

--   TECHNOLOGY SECTOR SOARED IN EARLY 1999.
     In this narrow market, investors also showed renewed interest in technology stocks. Internet related stocks, especially the more speculative "dot com" issues soared to levels well above their fundamental values.

--   VALUE STOCKS IMPROVED IN THE SECOND QUARTER.
     Strong domestic growth and signs of improvement in overseas economies triggered a broadening of the market, as investors focused on fundamentals. Long overlooked traditional value sectors like energy, basic materials, capital goods and consumer cyclicals performed well.

--   PERFORMANCE OF GROWTH AND VALUE STYLES.
     The chart below illustrates the dramatic style shift from growth to value since the beginning of 1999. It also highlights the benefits of owning Liberty All-Star Growth & Income Fund with its blend of growth and value investment styles. The Fund's multi-managed approach seeks to provide more consistent returns by combining both value and growth styles.

NET ASSET VALUE AS OF 6/30/99

Class A               $11.17
----------------------------
Class B               $11.15
----------------------------
Class C               $11.15
----------------------------
Class Z               $11.18
----------------------------

                                GROWTH VS. VALUE

                            1st and 2nd Quarter 1999




          6.4%                           3.9%

          1.4%                           11.3%

      1st QTR 1999                   2nd QTR 1999


-- RUSSELL 1000 GROWTH           -- RUSSELL 1000 VALUE


The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price to book and price-earnings ratios, lower dividend yields and higher forecasted growth rates. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values.

Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

                       A Distinctive Investment Approach
--------------------------------------------------------------------------------

MOST MUTUAL FUNDS ARE RUN BY A MANAGER OR A TEAM OF MANAGERS THAT PURSUE A PARTICULAR INVESTMENT STYLE, WHETHER IT IS GROWTH OR VALUE. THIS APPROACH WORKS WELL WHEN THE MANAGER'S STYLE IS IN FAVOR, BUT STYLES GO IN AND OUT OF FAVOR. WHAT PRODUCES STRONG RETURNS ONE YEAR MAY PRODUCE DISAPPOINTING RESULTS THE NEXT.

Large institutions, on the other hand, traditionally rely on a multi-management approach to manage the more than $7 trillion they hold in their pension and endowment plans. By employing independent investment managers who practice different investment styles, these institutions seek to reduce volatility while producing attractive returns. Liberty Asset Management Company (LAMCO) uses this same multi-manager approach for Liberty All-Star Growth & Income Fund (All-Star).

CONSTRUCTING THE MANAGEMENT TEAM
LAMCO has chosen five independent investment managers that, they believe, provide an optimal style combination to achieve All-Star's investment objectives.

Three of the investment managers, representing approximately 60% of All-Star's assets, employ value-oriented styles, which focus on the selection of companies that trade at comparatively low multiples of company earnings and book value. The other two styles, representing 40% of the portfolio, are growth-oriented styles, which focus on the selection of companies whose growth prospects are better than the average company. Within these broad categories of value and growth are the specific styles shown in the pie chart on the left.

LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for All-Star. LAMCO employs qualitative and quantitative analysis, face-to-face meetings and other techniques to select managers they believe can bring to All-Star both a value-added approach and the ability to complement the investment styles of the other managers.

LAMCO looks for the following characteristics in potential investment managers:

*    A constant focus on a particular style of investing.

*    A disciplined investment decision-making process.

* A record of success relative to other managers who practice the same investment style.

* Continuity among investment professionals, so that those who have built the record remain the managers.

*    A well-managed, highly responsive organization.


CURRENT MANAGEMENT TEAM AND THEIR INVESTMENT STYLES

WESTWOOD MANAGEMENT CORPORATION          20%
GROWTH Invest in companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.
--------------------------------------------------------------------------------
WILKE/THOMPSON CAPITAL MANAGEMENT, INC.  20%
GROWTH Invest in companies that demonstrate the ability to sustain strong secular growth across a broad range of market capitalizations.
--------------------------------------------------------------------------------
BOSTON PARTNERS ASSET MANAGEMENT, L.P.   20%
VALUE Invest in companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.
--------------------------------------------------------------------------------
J.P. MORGAN INVESTMENT INC.              20%
VALUE Invest in companies diversified across all sectors that are undervalued relative to their projected growth rates.
--------------------------------------------------------------------------------
OPCAP ADVISORS                           20%
VALUE Invest in companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.
--------------------------------------------------------------------------------

[PIE CHART]

Manager Evaluation and, Occasionally, Replacement
--------------------------------------------------------------------------------

LAMCO CONDUCTS CONTINUING EVALUATION OF THE PORTFOLIO MANAGERS, TO BE SURE THAT EACH IS STILL SUITED TO MANAGE A PORTION OF ALL-STAR'S PORTFOLIO. THROUGH FREQUENT MEETINGS WITH EACH INVESTMENT MANAGER, AND THROUGH QUALITATIVE AND QUANTITATIVE ANALYSIS, LAMCO CONTINUALLY EVALUATES EACH MANAGER TO DETERMINE
WHETHER:

*   It is consistently practicing its investment style.

*   Its transactions and holdings reflect the style.

*   Its organization and investment process continue to support the style.

* Its investment performance is competitive when compared with other managers using a similar style.

LAMCO also continuously reviews the collective performance of the Portfolio Management team so that All-Star receives the full benefits of multi-management. LAMCO's procedures include:

* Seeing that All-Star's total portfolio has the proper investment characteristics.

*   Researching new investment managers as possible future Portfolio Managers.

*   Making Portfolio Manager changes when necessary.

LAMCO also shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, All-Star's assets are allocated among the five Portfolio Managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets in order to preserve the benefits of All-Star's multi-management methodology. This procedure is called rebalancing.

                           Portfolio Managers' Report
--------------------------------------------------------------------------------

THE NET ASSET VALUE OF LIBERTY ALL-STAR GROWTH & INCOME FUND'S CLASS A SHARES INCREASED FROM $10.00 ON MARCH 1, 1999, TO $11.17 ON JUNE 30, 1999. ALL-STAR'S TOTAL RETURN WITHOUT SALES CHARGE WAS 11.70% FROM THE FUND'S INCEPTION ON MARCH 1, 1999, OUTPERFORMING THE 11.33% RETURN OF THE S&P 500 INDEX.

This four-month time period was characterized by a rotation in market leadership from the large-capitalization growth stocks to more cyclically oriented stocks across a broader capitalization spectrum. The catalyst for this shift in preference was the increasing perception of strong domestic growth, and evidence that economic conditions were improving abroad. In addition, many of the cyclical sectors of the market had considerably lower valuations compared to growth stocks where premiums for their earnings visibility had risen significantly.

As a result, the environment during most of the second quarter favored value oriented investment strategies that emphasized cyclical sectors like basic materials, capital goods and energy stocks. All-Star's three value managers (J.P. Morgan Investment Management, Boston Partners Asset Management and OpCap Advisors) benefited from this rotation to value stocks. Liberty Asset Management Company's multi-managed approach seeks to provide more consistent returns by combining both value and growth styles of investment management.


William R. Parmentier                       Christopher S. Carabell

William R. Parmentier and Christopher S. Carabell are responsible for the management of the Portfolio.
Mr. Parmentier is the president and chief investment officer of LAMCO. Mr. Carabell is a senior vice president of LAMCO.


PERFORMANCE INFORMATION -- CUMULATIVE TOTAL RETURNS AS OF 6/30/99


Share Class          A                     B                        C                      Z
Inception         3/1/99                 3/1/99                   3/1/99                3/1/99
             w/o sales  with sales   w/o sales  with sales   w/o sales  with sales
                charge   charge       charge     charge        charge    charge
  Life          11.70%   5.28%         11.50%     6.50%        11.50%    10.50%          11.80%


TOP HOLDINGS AS OF 6/30/99
(as a percentage of net assets)

Computer Associates International, Inc.          1.7%
-----------------------------------------------------
Citigroup, Inc.                                  1.6%
-----------------------------------------------------
Waste Management, Inc.                           1.6%
-----------------------------------------------------
Monsanto Co.                                     1.6%
-----------------------------------------------------
Freddie Mac                                      1.4%
-----------------------------------------------------
CIGNA Corp.                                      1.4%
-----------------------------------------------------
Microsoft Corp.                                  1.3%
-----------------------------------------------------
GTE Corp.                                        1.2%
-----------------------------------------------------
Cisco Systems, Inc.                              1.2%
-----------------------------------------------------
AT&T Corp.                                       1.1%
-----------------------------------------------------


TOP FIVE SECTORS AS OF 6/30/99
(as a percentage of net assets)

Technology                                      18.1%
-----------------------------------------------------
Financials                                      17.8%
-----------------------------------------------------
Consumer Staples                                14.8%
-----------------------------------------------------
Consumer Cyclicals                              12.4%
-----------------------------------------------------
Capital Goods                                   10.0%
-----------------------------------------------------

Portfolio holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the same portfolio holdings and sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% since inception for Class B shares, and 1% since inception for Class C shares.

Performance results reflect any voluntary waivers or reimbursements by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Schedule of Investments
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

COMMON STOCKS (94.7%)                             SHARES          MARKET VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE (1.9%)
Boeing Co.                                        2,417          $   106,801
Lockheed Martin Corp.                             3,384              126,054
                                                                 -----------
                                                                     232,855
                                                                 -----------
AUTOS, TIRES & ACCESSORIES (1.9%)
DaimlerChrysler AG                                  800               71,100
Ford Motor Co.                                    1,950              110,053
Lear Corp. (a)                                    1,200               59,700
                                                                 -----------
                                                                     240,853
                                                                 -----------
BANKS (4.6%)
ABN AMRO Holding NV ADR                           1,550               34,197
Astoria Financial Corp.                             800               35,150
Bank of America Corp.                             1,675              122,798
First Union Corp.                                 1,100               51,700
Fleet Financial Group, Inc.                       2,575              114,266
PNC Bank Corp.                                    1,150               66,269
U.S. Bancorp                                        600               20,400
Washington Mutual, Inc.                           1,500               53,063
Wells Fargo & Co.                                 2,017               86,227
                                                                 -----------
                                                                     584,070
                                                                 -----------
BROADCASTING & CABLE (1.3%)
Chancellor Media Corp. (a)                        2,434              134,174
The News Corp., Ltd. ADR                            700               24,719
                                                                 -----------
                                                                     158,893
                                                                 -----------
BUSINESS & CONSUMER SERVICES (1.9%)
America Online, Inc. (a)                            300               33,150
Cendant Corp. (a)                                 2,200               45,100
Cintas Corp.                                      1,500              100,781
IMS Health, Inc.                                  1,250               39,063
Service Corp. International                       1,000               19,250
                                                                 -----------
                                                                     237,344
                                                                 -----------
CHEMICALS (2.0%)
Monsanto Co.                                      5,057              199,435
Rohm & Haas Co.                                   1,300               55,738
                                                                 -----------
                                                                     255,173
                                                                 -----------
COMMUNICATIONS EQUIPMENT (2.7%)
Cisco Systems, Inc. (a)                           2,300              148,350
CommScope, Inc. (a)                                 200                6,150
Lucent Technologies, Inc.                         1,100               74,181
Nokia Corp. ADR                                   1,214              111,157
                                                                 -----------
                                                                     339,838
                                                                 -----------
COMPUTER & BUSINESS EQUIPMENT (3.8%)
Apple Computer, Inc. (a)                            200                9,263
Compaq Computer Corp.                             3,227               76,440
EMC Corp. (a)                                       900               49,500
Hewlett-Packard Co.                               1,000              100,500
International Business Machines Corp.             1,070              138,298
Solectron Corp. (a)                                 700               46,681
Sun Microsystems, Inc. (a)                          800               55,100
3Com Corp. (a)                                      125                3,336
                                                                 -----------
                                                                     479,118
                                                                 -----------
COMPUTER SERVICES & SOFTWARE (8.3%)
Acxiom Corp. (a)                                  1,800               44,888
Automatic Data Processing, Inc.                   1,600               70,400
Best Software, Inc. (a)                           1,200               19,350
BMC Software, Inc. (a)                              800               43,200
Computer Associates International, Inc.           3,902              214,610
Computer Sciences Corp.                             700               48,431
Fiserv, Inc. (a)                                  2,300               72,019
Intuit, Inc. (a)                                    400               36,050
Keane, Inc. (a)                                   1,200               27,150
Legato Systems, Inc. (a)                            600               34,650
Microsoft Corp. (a)                               1,750              157,828
Oracle Corp. (a)                                  2,650               98,381
Sterling Commerce, Inc. (a)                         900               32,850
Sterling Software, Inc. (a)                       4,400              117,425
SunGard Data Systems, Inc. (a)                    1,000               34,500
                                                                 -----------
                                                                   1,051,732
                                                                 -----------
CONSUMER PRODUCTS (2.0%)
Avon Products, Inc.                               1,824              101,232
Gillette Co.                                        300               12,300
Kimberly-Clark Corp.                                400               22,800
Philip Morris Companies, Inc.                     1,600               64,300
Procter & Gamble Co.                                400               35,700
Ralston Purina Co.                                  700               21,306
                                                                 -----------
                                                                     257,638
                                                                 -----------
DIVERSIFIED (3.5%)
AlliedSignal, Inc.                                1,825              114,975
Cooper Industries, Inc.                             200               10,400
Loews Corp.                                       1,025               81,103
Minnesota Mining & Manufacturing Co.              1,016               88,329
Parker-Hannifin Corp.                               925               42,319
The Seagram Co., Ltd.                               500               25,188
Tyco International Ltd.                             750               71,063
                                                                 -----------
                                                                     433,377
                                                                 -----------
DRUGS & HEALTH CARE (5.6%)
ALZA Corp. (a)                                      400               20,350
American Home Products Corp.                      1,000               57,500
Becton, Dickinson & Co.                             300                9,000
Bristol-Myers Squibb Co.                            600               42,263
Cardinal Health, Inc.                               600               38,475
Elan Corp. ADR (a)                                  900               24,975
Eli Lilly & Co.                                     300               21,488

                                                                               5
See notes to investment portfolio.

Schedule of Investments Continued
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

COMMON STOCKS (CONTINUED)                         SHARES          MARKET VALUE
--------------------------------------------------------------------------------

DRUGS & HEALTH CARE (CONTINUED)
Forest Laboratories, Inc. (a)                       650         $    30,063
Genzyme Corp. (a)                                   500              24,250
Genzyme Surgical Products (a)                        90                 394
HEALTHSOUTH Corp. (a)                               500               7,469
Humana, Inc.                                        800              10,350
Medtronic, Inc.                                     600              46,725
Merck & Co., Inc.                                   250              18,500
Patterson Dental Co. (a)                          1,200              41,700
PE Corp-Celera Genomics Group (a)                    75               1,214
PE Corp-PE Biosystems Group                         150              17,212
Pediatrix Medical Group, Inc. (a)                 2,100              44,625
Pfizer, Inc.                                        300              32,925
Pharmacia & Upjohn, Inc.                          1,250              71,016
SmithKline Beecham PLC ADR                        1,100              72,669
Steris Corp. (a)                                  1,800              34,875
Warner-Lambert Co.                                  500              34,688
                                                                -----------
                                                                    702,726
                                                                -----------
ELECTRIC & GAS UTILITIES (4.1%)
Central & South West Corp.                          800              18,700
Columbia Energy Group                               800              50,150
Consolidated Edison, Inc.                         2,150              97,287
Florida Progress Corp.                            1,700              70,231
Northern States Power Co.                           700              16,931
Peco Energy Co.                                   2,400             100,500
P G & E Corp.                                     2,050              66,625
PP&L Resources, Inc.                                900              27,675
Reliant Energy, Inc.                              2,500              69,062
                                                                -----------
                                                                    517,161
                                                                -----------
ELECTRONICS & ELECTRICAL EQUIPMENT (2.7%)
Emerson Electric Co.                                820              51,558
Intel Corp.                                       1,914             113,883
Linear Technology Corp.                           1,550             104,237
Molex, Inc.                                         900              33,300
Motorola, Inc.                                      220              20,845
Texas Instruments, Inc.                             100              14,500
                                                                -----------
                                                                    338,323
                                                                -----------
FINANCIAL SERVICES (5.5%)
The Charles Schwab Corp.                            400              43,950
The CIT Group, Inc.                                 800              23,100
Citigroup, Inc.                                   4,260             202,350
Countrywide Credit Industries, Inc.               2,017              86,227
Freddie Mac                                       3,065             177,770
The Goldman Sachs Group, Inc. (a)                   400              28,900
KeyCorp                                             400              12,850
Morgan Stanley Dean Witter & Co.                    504              51,660
Newcourt Credit Group, Inc.                         500               6,469
Paychex, Inc.                                     1,950              62,156
                                                                -----------
                                                                    695,432
                                                                -----------
FOOD, BEVERAGE & RESTAURANTS (5.1%)
Anheuser-Busch Companies, Inc.                      950              67,391
Bestfoods                                           200               9,900
Diageo PLC ADR                                    1,617              69,531
Dole Food Co., Inc.                                 454              13,336
General Mills, Inc.                                 775              62,291
International Home Foods, Inc. (a)                1,950              35,953
McDonald's Corp.                                  1,500              61,969
Nabisco Holdings Corp.                            1,825              78,931
The Pepsi Bottling Group, Inc.                    3,175              73,223
PepsiCo, Inc.                                       800              30,950
Starbucks Corp. (a)                               2,800             105,175
U.S. Foodservice (a)                                900              38,362
                                                                -----------
                                                                    647,012
                                                                -----------
HOTELS & ENTERTAINMENT/LEISURE (1.7%)
Marriott International, Inc., Class A               800              29,900
Mirage Resorts, Inc. (a)                          1,100              18,425
Starwood Hotels & Resorts Worldwide, Inc.         2,350              71,822
Time Warner, Inc.                                 1,300              95,550
                                                                -----------
                                                                    215,697
                                                                -----------
INDUSTRIAL EQUIPMENT (2.4%)
Caterpillar, Inc.                                 1,438              86,280
Deere & Co.                                         900              35,662
Dover Corp.                                       2,017              70,595
Fastenal Co.                                        500              26,219
Ingersoll-Rand Co.                                1,075              69,472
MSC Industrial Direct Co., Inc. (a)               1,900              19,475
                                                                -----------
                                                                    307,703
                                                                -----------
INSURANCE (6.0%)
ACE Ltd.                                          2,925              82,631
Aetna, Inc.                                         600              53,662
AFLAC, Inc.                                       1,617              77,414
Allmerica Financial Corp.                           775              47,130
Allstate Corp.                                    1,175              42,153
Ambac Financial Group, Inc.                         300              17,137
CIGNA Corp.                                       1,925             171,325
Conseco, Inc.                                     4,623             140,713
Marsh & McLennan Companies, Inc.                    350              26,425
Provident Companies, Inc.                           700              28,000
XL Capital Ltd.                                   1,216              68,704
                                                                -----------
                                                                    755,294
                                                                -----------
METALS & MINING (1.4%)
Alcoa, Inc.                                       2,225             137,672
Allegheny Teledyne, Inc.                          1,400              31,675
                                                                -----------
                                                                    169,347
                                                                -----------
6  See notes to financial statements.

Schedule of Investments Continued
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

COMMON STOCKS (CONTINUED)                         SHARES          MARKET VALUE
--------------------------------------------------------------------------------

OIL & GAS (5.5%)
Apache Corp.                                      1,850              72,150
Burlington Resources, Inc.                          800              34,600
Conoco, Inc.                                      3,925             109,409
Cooper Cameron Corp. (a)                            600              22,237
Elf Aquitaine ADR                                 1,125              82,758
El Paso Energy Corp.                                975              34,308
Enron Corp.                                         500              40,875
Halliburton Co.                                   1,675              75,794
Mobil Corp.                                         200              19,800
PennzEnergy Co.                                   2,050              34,209
Phillips Petroleum Co.                              400              20,125
Royal Dutch Petroleum Co.                           600              36,150
Texaco, Inc.                                      1,150              71,875
Tosco Corp.                                       1,700              44,094
                                                                -----------
                                                                    698,384
                                                                -----------
PAPER (0.6%)
Temple-Inland, Inc.                               1,125              76,781
                                                                -----------
POLLUTION CONTROL (1.8%)
Azurix Corp. (a)                                  1,300              26,000
Waste Management, Inc.                            3,764             202,315
                                                                -----------
                                                                    228,315
                                                                -----------
PUBLISHING (0.8%)
The New York Times Co.                              600              22,087
R. R. Donnelley & Sons Co.                        2,221              82,316
                                                                -----------
                                                                    104,403
                                                                -----------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
Kimco Realty Corp.                                  900              35,212
Vornado Realty Trust                              1,000              35,312
                                                                -----------
                                                                     70,524
                                                                -----------
RETAIL TRADE (9.9%)
AnnTaylor Stores Corp. (a)                          800              36,000
CDW Computer Centers, Inc. (a)                      900              39,600
Circuit City Stores, Inc.                           350              32,550
CVS Corp.                                         2,700             138,037
Family Dollar Stores, Inc.                        2,100              50,400
Federated Department Stores, Inc. (a)             2,250             119,109
Harcourt General, Inc.                              925              47,695
Home Depot, Inc.                                  1,500              96,656
Kohl's Corp. (a)                                  1,100              84,906
The Kroger Co. (a)                                1,600              44,700
The Limited, Inc.                                 1,550              70,331
Linens 'n Things, Inc. (a)                        1,300              56,875
May Department Stores Co.                         1,824              74,556
Safeway, Inc. (a)                                 1,350              66,825
Staples, Inc. (a)                                 3,300             102,094
Tiffany & Co.                                       750              72,375
Toys R Us, Inc. (a)                                 600              12,412
Walgreen Co.                                      2,400              70,500
Wal-Mart Stores, Inc.                               800              38,600
                                                                -----------
                                                                  1,254,221
                                                                -----------
TELECOMMUNICATIONS (5.5%)
AT&T Corp.                                        2,562             142,992
Bell Atlantic Corp.                                 600              39,225
GTE Corp.                                         2,050             155,287
Level 3 Communications, Inc. (a)                     50               3,003
MCI  WorldCom, Inc. (a)                           1,300             112,125
SBC Communications, Inc.                          1,850             107,300
Sprint Corp. (FON Group)                          1,601              84,553
Uniphase Corp. (a)                                  300              49,800
                                                                -----------
                                                                    694,285
                                                                -----------
TRANSPORTATION (1.6%)
AMR Corp. (a)                                     1,214              82,856
Burlington Northern Santa Fe Corp.                1,000              31,000
CNF Transportation, Inc.                            850              32,619
CSX Corp.                                           400              18,125
Union Pacific Corp.                                 700              40,819
                                                                    205,419
                                                                -----------
TOTAL COMMON STOCKS
(Cost $11,364,805)                                               11,951,918
                                                                -----------
PREFERRED STOCK (0.6%)
--------------------------------------------------------------------------------

BROADCASTING & CABLE (0.6%)
The News Corp., Ltd. ADR
(cost $80,831)                                    2,500              78,906
                                                                -----------

SHORT-TERM INVESTMENT (6.2%)                     PAR
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (6.2%)
SBC Warburg Ltd., Repurchase
  Agreement dated 6/30/99, 4.80% to be
  repurchased at $777,104 on 7/1/99,
  collateralized by U.S. Treasury bonds
  and notes with various maturities to 2027,
  with a current market value of $804,455.
                                               $777,000             777,000
                                                                -----------
TOTAL INVESTMENTS (101.5%)
  (Cost $12,222,636)(b)                                          12,807,824

OTHER ASSETS AND LIABILITIES, NET (-1.5%)                          (189,726)
                                                                -----------

NET ASSETS (100.0%)                                             $12,618,098
                                                                ===========

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $12,237,464. Gross unrealized appreciation and depreciation of investments at June 30, 1999 is as follows:

     Gross unrealized appreciation                    $ 882,233
     Gross unrealized depreciation                     (311,873)
                                                      ---------
         Net unrealized appreciation                  $ 570,360
                                                      =========


          Acronym                       Name
          -------            ---------------------------
            ADR              American Depositary Receipt



See notes to investment portfolio.                                             7

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)


ASSETS
Investments at value (cost $12,222,636)                          $12,807,824
Receivable for:
        Fund shares sold                       $172,190
        Investments sold                         26,307
        Dividends                                 9,742
        Interest                                    104
Receivable due from Advisor                      25,354
Other                                             4,019              237,716
                                               --------          -----------
        Total Assets                                              13,045,540

LIABILITIES
Payable for:
        Investments purchased                   395,493
Other                                            31,949
                                               --------
 Total Liabilities                                                   427,442
                                                                 -----------

NET ASSETS                                                       $12,618,098
                                                                 ===========
Net asset value & redemption price per share
        -- Class A ($1,565,448/140,154)                          $     11.17(a)
                                                                 ===========
Maximum offering price per share
        -- Class A ($11.17/0.9425)                               $     11.85(b)
                                                                 ===========
Net asset value & offering price per share
        -- Class B ($6,361,437/570,666)                          $     11.15(a)
                                                                 ===========
Net asset value & offering price per share
        -- Class C ($2,456,295/220,387)                          $     11.15(a)
                                                                 ===========
Net asset value, offering and redemption price
        per share
        -- Class Z ($2,234,918/199,907)                          $     11.18
                                                                 ===========
COMPOSITION OF NET ASSETS
Capital paid in                                                  $11,979,292
Accumulated net investment loss                                       (5,579)
Net realized gain                                                     59,197
Net unrealized appreciation                                          585,188
                                                                 -----------
                                                                 $12,618,098
                                                                 ===========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.



Statement of Operations
--------------------------------------------------------------------------------
For the Period Ended June 30, 1999(a) (Unaudited)


INVESTMENT INCOME
Dividends                                                       $ 29,397
Interest                                                           8,061
                                                                --------
        Total investment income (net of
        nonreclaimable foreign taxes
        withheld at source which
        amounted to $490)                                         37,458

EXPENSES
Management fee                                  $ 18,506
Service fee --Class A, Class B, Class C            3,575
Distribution fee -- Class B                        6,150
Distribution fee -- Class C                        3,065
Transfer agent                                     7,777
Bookkeeping fee                                   11,934
Trustees fee                                       5,002
Custodian fee                                      3,050
Audit fee                                          7,930
Legal fee                                            976
Registration fee                                  17,812
Reports to shareholders                            2,928
Other                                              1,594
                                                --------
                                                  90,299

Fees and expenses waived or borne
        by the Advisor                           (47,262)         43,037
                                                --------        --------
            Net Investment Loss                                   (5,579)
                                                                --------
NET REALIZED & UNREALIZED GAIN ON
PORTFOLIO POSITIONS
Net realized gain                                                 59,197
Net change in unrealized appreciation/depreciation
      on investments                                             585,188
                                                                --------
             Net Gain                                            644,385
                                                                --------
Increase in Net Assets from Operations                          $638,806
                                                                ========


(a) The Fund commenced investment operations on March 1, 1999.


8 See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          PERIOD ENDED
                                                            JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                           1999(a)
--------------------------------------------------------------------------------
Operations:
Net investment loss                                      $    (5,579)
Net realized gain                                             59,197
Net unrealized appreciation                                  585,188
                                                         -----------
        Net Increase from Operations                         638,806

Fund Share Transactions:
Receipts for shares sold -- Class A                        1,522,273
Cost of shares repurchased -- Class A                        (12,298)
                                                         -----------
                                                           1,509,975
                                                         -----------
Receipts for shares sold -- Class B                        6,212,179
Cost of shares repurchased -- Class B                        (47,312)
                                                         -----------
                                                           6,164,867
                                                         -----------
Receipts for shares sold -- Class C                        2,355,574
Cost of shares repurchased -- Class C                         (1,124)
                                                         -----------
                                                           2,354,450
                                                         -----------
Receipts for shares sold -- Class Z                        2,700,000
Cost of shares repurchased -- Class Z                       (750,000)
                                                         -----------
                                                           1,950,000
                                                         -----------
Net Increase from Fund
        Share Transactions                                11,979,292
                                                         -----------
          Total Increase                                  12,618,098

NET ASSETS
Beginning of period                                               --
                                                         -----------
End of period (net of accumulated
        net investment loss of $5,579)                   $12,618,098
                                                         ===========
NUMBER OF FUND SHARES
Sold -- Class A                                              141,284
Repurchased -- Class A                                        (1,130)
                                                         -----------
                                                             140,154
                                                         -----------
Sold -- Class B                                              575,044
Repurchased -- Class B                                        (4,378)
                                                         -----------
                                                             570,666
                                                         -----------
Sold -- Class C                                              220,488
Repurchased -- Class C                                          (101)
                                                         -----------
                                                             220,387
                                                         -----------
Sold -- Class Z                                              270,000
Repurchased -- Class Z                                       (70,093)
                                                         -----------
                                                             199,907
                                                         -----------

(a) The Fund commenced investment operations on March 1, 1999


See notes to financial statements.                                             9

Notes To Financial Statements
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
Liberty All-Star Growth and Income Fund (the Fund) organized as a Massachusetts business trust on November 3, 1998, is an open-end, diversified management investment company. The Fund commenced investment operations on March 1, 1999. The Fund's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. The Fund is managed by Liberty Asset Management Company (the Advisor). The Advisor is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS:
Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX:
The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER:
Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data is calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Advisor a management fee for its investment management services at an annual rate of 0.60% of the Fund's average net assets. The Advisor pays each Portfolio Manager other than OpCap Advisors a portfolio management fee at an annual rate of 0.30% of the average net assets of the portion of the investment portfolio managed by it. The agreement with OpCap Advisors provides for a fee of 0.40% per year of the average net assets of the portion of the investment portfolio managed by it. OpCap Advisors has voluntarily agreed, however, to waive any fee in excess of 0.30% until the earlier of March 1, 2002 or the date the total of the Fund's net assets reaches $100 million. Any increase in the fee payable to OpCap Advisors following the expiration of its fee waiver agreement will be borne by the Advisor.

Notes To Financial Statements Continued
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

ADMINISTRATION FEE:
The Fund pays Colonial Management Associates, Inc. (the Administrator) an affiliate of the Advisor, an administrative fee for its administrative services at an annual rate of 0.20% of the Fund's average net assets.

BOOKKEEPING FEE:
Colonial Management Associates, Inc., an affiliate of the Advisor, provides bookkeeping and pricing services for a monthly fee equal to $36,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc., an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the period ended June 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $7,400 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $81 and $8,586 on Class A, Class B and Class C share redemptions, respectively. The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor on Class A, Class B and Class C shares equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. The CDSC fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average net assets.

NOTE 3. SECURITIES TRANSACTIONS
Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the period ended June 30, 1999 were $12,552,760 and $1,166,321, respectively.

The Fund may enter into repurchase agreements and require the seller of the instruments to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

NOTE 5. LINE OF CREDIT
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the period ended June 30, 1999.

Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout the period is as follows:

                                                                                     (UNAUDITED)
                                                                             PERIOD ENDED JUNE 30, 1999(b)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A         CLASS B         CLASS C         CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.000         $10.000         $10.000         $10.000
                                                                    -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(c)                                   0.001          (0.026)         (0.026)          0.010
Net realized and unrealized gain                                      1.169           1.176           1.176           1.170
                                                                    -------         -------         -------         -------
    Total from Investment Operations                                  1.170           1.150           1.150           1.180
                                                                    -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD                                      $11.170         $11.150         $11.150         $11.180
                                                                    =======         =======         =======         =======
Total return (d)(e)(f)                                                11.70%          11.50%          11.50%          11.80%
                                                                    =======         =======         =======         =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                                        1.50%           2.25%           2.25%           1.25%
Fees and expenses waived or borne by the Advisor (g)(h)                2.04%           2.04%           2.04%           2.04%
Net investment income (loss) (g)(h)                                    0.09%          (0.66)%         (0.66)%          0.34%
Portfolio turnover (f)                                                   17%             17%             17%             17%
Net assets at end of period (000)                                   $ 1,566         $ 6,361         $ 2,456         $ 2,235


(a)  Net of fees and expenses waived or borne by the Advisor
     which amounted to:                                             $ 0.072         $ 0.072         $ 0.072         $ 0.072

(b) The Fund commenced investment operations on March 1, 1999. Per share amounts reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)  Annualized.

TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------



IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty All-Star Growth &Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty All-Star Growth &Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Choose Liberty
--------------------------------------------------------------------------------

Because no single investment manager can be all things to all investors.(SM)

                                    LIBERTY

   [LOGO]           Colonial has long been a recognized leader in fixed-income
  COLONIAL          investing. In addition, Colonial has distinguished itself
 MANAGEMENT         with both a traditional value and a more contemporary
ASSOCIATES, INC.    approach to equity investing.

   [LOGO]           Crabbe Huson's contrarian investment style seeks long-term
CRABBE HUSON        performance by investing in stocks from high-quality,
                    out-of-favor companies. This risk-averse strategy capitalizes on the potential of these companies to regain market popularity.

   [LOGO]           LAMCO brings institutional money management to individual
  LIBERTY           investors through a disciplined multi-manager investment
ASSET MANAGEMENT    process that seeks to deliver consistent long-term returns.
   COMPANY

   LOGO]            A leader in Asian investing(TM), Newport has an
  NEWPORT           unparalleled knowledge of Asian economies, business and
   FUND             culture.
 MANAGEMENT

  [LOGO]            Stein Roe's growth management style emphasizes companies
  STEIN             with the ability to create, maintain and grow earnings in
  ROE &             different market environments.
 FARNHAM


             BOSTON * CHICAGO * NEW YORK * PORTLAND * SAN FRANCISCO


That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with approximately $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

LIBERTY ALL-STAR GROWTH & INCOME FUND    Semiannual Report, June 30, 1999
--------------------------------------------------------------------------------

[LOGO] LIBERTY                                                     -------------
ALL-STAR *  COLONIAL * CRABBE HUSON * NEWPORT * STEIN ROE ADVISOR    BULK RATE
                                                                    U.S. POSTAGE
Liberty Funds Distributors, Inc.(C) 1999                                PAID
One Financial Center, Boston, MA 02111-02621, 1-800-426-3750       HOLLISTON, MA
Visit us at www.libertyfunds.com                                   PERMIT NO. 20
                                                                   -------------




                                                  AL-03/581H-0699 (8/99) 99/980